                             HAMBRECHT & QUIST GROUP
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of March 21, 1996, between Hambrecht & Quist Group, a California corporation (the "Company"), and Daniel H. Case III (the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Company's Board of Directors has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to remain in the service of the Company and as an incentive for extraordinary efforts during such service:
     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.
     (d) "COMMITTEE" shall mean the Committee of the Board described in Section 3 of the Plan or, if none has been appointed, the full Board.
     (e) "CONSULTANT" shall mean any individual who is a consultant to the Company or a Subsidiary.
     (f) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (g) "EMPLOYEE" shall mean any individual who is an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of a Subsidiary.
     (h) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (i) "NONSTATUTORY OPTION" shall mean a stock option not intended to be an "Incentive Stock Option" within the meaning of Section 422 of the Code.
     (j) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (k) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.
     (l) "PLAN" shall mean the Hambrecht & Quist Group 1995 Stock Option Plan, as in effect on the Date of Grant.
     (m) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.

     (n) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (o) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (p)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (q) "SERVICE" shall mean service as an Employee, Consultant or as a director of the Company or a Subsidiary.
     (r)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 14 hereof (if applicable).
     (s) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983, as amended, among all of the Company's shareholders, or any successor agreement thereto.
     (t)  "STOCK" shall mean the Common Stock of the Company.
     (u) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (v) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (w) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
     (a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase two hundred twenty three thousand one hundred and seventy (223,170) shares for the sum of five million eight hundred eighteen thousand forty one dollars and ninety cents ($5,818,041.90) ($26.07 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.
     (b) STOCK OPTION PLAN. This Option is not being granted pursuant to the Plan and shares that would be issued upon the exercise of this Option shall not be issued from those shares authorized for issuance under the Plan.
     (c) TAX TREATMENT. This Option is a nonstatutory stock option and is not intended to qualify as an Incentive Stock Option.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety at any time prior to its expiration. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 15(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates of Restricted Shares will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement. Shares that are not Restricted Shares and that are not security for a promissory note for the purchase price of the Shares shall be issued to the Optionee and shall not be subject to the Escrow Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 6 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or director of or Consultant to the Company or a Subsidiary at the time of exercise, all or part of the Purchase Price may be paid with a limited-recourse promissory note executed by the Optionee. The terms of such note shall be one of the following:

          (i) BONUS NOTE. If the Optionee is a salaried employee, the term of such note shall be 60 months, and such note shall be payable in full at the Company's option immediately upon termination of Service of the Optionee. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be deducted from the Optionee's wages each pay period. Such note shall be repaid in full by way of payroll deductions from future bonuses until the principal is fully repaid, and shall be secured by a pledge of the Shares so acquired.

          (ii) COMMISSION NOTE. If the Optionee is an employee paid by commissions, the term of such note shall be 60 months, and such note shall be payable in full at the Company's option immediately upon termination of Service of the Optionee. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be deducted from the Optionee's wages each pay period. Such note shall be repaid in full by way of payroll deductions at a percentage of the net monthly commission (before withholdings) in excess of $10,000 earned by the Optionee for any month until the Note has been fully repaid. Should the net gross commissions for any month be less than $10,000, the amount by which the net commissions for that month is less than $10,000 shall be carried forward to the following months for the purpose of determining amounts then due until the shortage is fully offset by future amounts in excess of $10,000. Such note shall be secured by a pledge of the Shares so acquired.

     (d) CASHLESS EXERCISE. With the Committee's express consent and at its sole discretion, by delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on March 20, 2003.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for Cause or because the Optionee is disabled);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for Cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is disabled.

For purposes of this Agreement, "Cause" shall mean (i) gross negligence by the Employee in the performance of his or her duties; (ii) any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against the Company; (iii) conviction of a felony or any crime involving moral turpitude; or
(iv) willful and continuing failure by the Employee to comply with any policy of the Company which is applicable to Employees of the Company.

The Optionee may exercise all or part of this Option at any time before its expiration under this Section 7(b). The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under
Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.


                 Anniversary                             Percentage of Shares
                 of Date of                                No Longer Subject
                  Grant                                       to Repurchase
                ------------                             ---------------------

               Date of Grant . . . . . . . . . . . . . . . .        0%
               First . . . . . . . . . . . . . . . . . . . .       20%
               Second. . . . . . . . . . . . . . . . . . . .       40%
               Third . . . . . . . . . . . . . . . . . . . .       60%
               Fourth. . . . . . . . . . . . . . . . . . . .       80%
               Fifth . . . . . . . . . . . . . . . . . . . .      100%

The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
      (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares. As long as the Company retains any special right of repurchase, or as long as the Shares are security for a promissory note for the purchase price of the Shares, the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.
     (h) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

     (i) TAX CONSEQUENCES. The Optionee understands that the exercise of the Option to purchase Restricted Shares may subject the Optionee to federal and state income tax liability. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Optionee understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Company's special right of repurchase. The Optionee understands that the Optionee may elect to be taxed at the time the Shares are purchased rather than when and as the repurchase option expires by filing an election under Section 83(b) of the Code with the IRS within thirty days from the date of purchase.
     THE OPTIONEE ACKNOWLEDGES THAT IT IS THE OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE OPTIONEE'S BEHALF.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIVE LEGENDS.
     Optionee understands and agrees that the Company shall cause the legend set forth below or legends substantially equivalent thereto, in addition to the legends set forth in the Shareholders' Agreement, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS
          SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY
          CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF
          THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA,
          EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.
     Optionee understand that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as Exhibit A.

SECTION 13.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares that might be received upon exercise of this Option have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares that might be received upon exercise of this Option is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on the Optionee and all other persons.

SECTION 14.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan or otherwise, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee.
Notwithstanding the foregoing, the 100-share minimum for partial exercise under
Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 14 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 15.    MISCELLANEOUS PROVISIONS.
     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.
     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee, director or Consultant. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.


     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE:

                              __________________________________________
                              DANIEL H. CASE III
                              Optionee's Address:
                              __________________________________________
                              __________________________________________
                              __________________________________________

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of OCTOBER 1, 1994, between Hambrecht & Quist Group, a California corporation (the "Company"), and PAUL L. HALLINGBY (the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Company's Board of Directors has established the Hambrecht & Quist Group 1985 Stock Option Plan in order to provide the employees and directors of the Company and its Subsidiaries with an opportunity to acquire Common Stock of the Company; and

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:

     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "COMMITTEE" shall mean the Committee of the Board described in Section 3 of the Plan or, if none has been appointed, the full Board.
     (e) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (f) "EMPLOYEE" shall mean any individual who is an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of a Subsidiary.
     (g) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (h) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (i) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (j) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.

     (k) "PLAN" shall mean the Hambrecht & Quist Group 1985 Stock Option Plan, as in effect on the Date of Grant.
     (l) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (m) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (n) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (o)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (p) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.
     (q)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (r) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (s)  "STOCK" shall mean the Common Stock of the Company.
     (t) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (u) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (v) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
     (a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase TEN THOUSAND (10,000) Shares for the sum of ONE HUNDRED EIGHTY NINE THOUSAND FIVE HUNDRED DOLLARS ($18.95 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.
     (b) STOCK OPTION PLAN. This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received and read.
     (c) TAX TREATMENT. This Option is a nonstatutory stock option and is not intended to qualify as an Incentive Stock Option.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or (ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on SEPTEMBER 30,
2001.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under
Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.


                 Anniversary                             Percentage of Shares
                 of Date of                                No Longer Subject
                  Grant                                       to Repurchase
                ------------                             ---------------------

               Date of Grant . . . . . . . . . . . . . . . .       20%
               First . . . . . . . . . . . . . . . . . . . .       40%
               Second. . . . . . . . . . . . . . . . . . . .       60%
               Third . . . . . . . . . . . . . . . . . . . .       80%

               Fourth. . . . . . . . . . . . . . . . . . . .      100%

The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;

               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).

     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.
     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.

     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.
     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.


                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE:


                              __________________________________________

                              Optionee's Address:
                              __________________________________________
                              __________________________________________
                              __________________________________________

                             STOCK OPTION AGREEMENT

     THIS AGREEMENT, entered into as of May 7, 1991, between Hambrecht & Quist Group, a California corporation (the "Company"), and Howard B. Hillman (the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company as an outside Director and as an incentive for extraordinary efforts during such service:
     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (e) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (f) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (g) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (h) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.
     (i) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (j) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (k) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (l)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (m) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.

     (n)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (o) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (p)  "STOCK" shall mean the Common Stock of the Company.
     (q) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (r) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (s) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase all or any part of ten thousand (10,000) Shares for the sum of One Hundred Twenty-Three Thousand Three Hundred Dollars ($12.33 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or

(ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on MAY 6, 1998.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.

     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.

                 Anniversary                           Percentage of Shares
                 of Date of                             No Longer Subject
                   Grant                                  To Repurchase
                 -----------                           ---------------------

                 Date of Grant . . . . . . . . . . . . . . .  20%
                 First . . . . . . . . . . . . . . . . . . .  40%
                 Second. . . . . . . . . . . . . . . . . . .  60%
                 Third . . . . . . . . . . . . . . . . . . .  80%
                 Fourth. . . . . . . . . . . . . . . . . . . 100%

The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;

               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).
     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.
     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.
     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.


                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE:

                                     /s/ Howard B. Hillman
                              __________________________________________
                                       Howard B. Hillman

                              Optionee's Address:

                                    158 Main Street
                              _________________________________________
                                    New Canaan, Ct
                              __________________________________________
                                    06840
                              __________________________________________

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of September 15, 1992, between Hambrecht & Quist Group, a California corporation (the "Company"), and Howard B. Hillman (the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company as an outside Director and as an incentive for extraordinary efforts during such service:

     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (e) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (f) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (g) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (h) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.
     (i) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (j) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (k) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (l)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (m) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.

     (n)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (o) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (p)  "STOCK" shall mean the Common Stock of the Company.
     (q) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (r) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (s) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase two thousand (2,000) Shares for the sum of Sixteen Thousand Eight Hundred Twenty Dollars ($8.41 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or

(ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on SEPTEMBER 15,
1999.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.

     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.

                 Anniversary                               Percentage of Shares
                 of Date of                                  No Longer Subject
                   Grant                                       to Repurchase
                 ------------                              -------------------

               Date of Grant . . . . . . . . . . . . . . . . . .     20%
               First . . . . . . . . . . . . . . . . . . . . . .     40%
               Second. . . . . . . . . . . . . . . . . . . . . .     60%
               Third . . . . . . . . . . . . . . . . . . . . . .     80%
               Fourth. . . . . . . . . . . . . . . . . . . . . .    100%

The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;

               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).

     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.
     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.
     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.


                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                        One Bush Street
                                        San Francisco, California 94104


                              OPTIONEE:


                                   Howard B. Hillman
                              __________________________________________


                              Optionee's Address:

                                       158 Main Street
                              __________________________________________

                                       New Canaan, CT 06840
                              __________________________________________

                              __________________________________________

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of JUNE 30, 1994, between Hambrecht & Quist Group, a California corporation (the "Company"), and HOWARD B. HILLMAN (the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company as an outside Director and as an incentive for extraordinary efforts during such service:
     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (e) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (f) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (g) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (h) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.
     (i) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (j) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (k) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (l)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (m) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.

     (n)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (o) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (p)  "STOCK" shall mean the Common Stock of the Company.
     (q) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (r) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (s) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase TWO THOUSAND (2,000) Shares for the sum of THIRTY SIX THOUSAND TWO HUNDRED DOLLARS ($18.10 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or

(ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on JUNE 29, 2001.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.

     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company.

Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under
Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.

                 Anniversary                               Percentage of Shares
                 of Date of                                  No Longer Subject
                   Grant                                       to Repurchase
                 ------------                              -------------------

               Date of Grant . . . . . . . . . . . . . . . . . .     20%
               First . . . . . . . . . . . . . . . . . . . . . .     40%
               Second. . . . . . . . . . . . . . . . . . . . . .     60%
               Third . . . . . . . . . . . . . . . . . . . . . .     80%
               Fourth. . . . . . . . . . . . . . . . . . . . . .    100%

The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;
               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).

     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.
     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                        One Bush Street
                                        San Francisco, California 94104


                              OPTIONEE:


                                    /s/  Howard B. Hillman
                              __________________________________________


                              Optionee's Address:

                                       158 Main Street
                              __________________________________________

                                       New Canaan, CT 06840
                              __________________________________________

                              __________________________________________

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of SEPTEMBER 15, 1992, between Hambrecht & Quist Group, a California corporation (the "Company"), and WILLIAM E. MAYER (the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company as an outside Director and as an incentive for extraordinary efforts during such service:
     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (e) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (f) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (g) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (h) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.
     (i) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (j) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (k) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (l)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (m) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.

     (n)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (o) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (p)  "STOCK" shall mean the Common Stock of the Company.
     (q) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (r) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (s) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase TEN THOUSAND (10,000) Shares for the sum of EIGHTY FOUR THOUSAND ONE HUNDRED DOLLARS ($8.41 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or

(ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on SEPTEMBER 15,
1999.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.
The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.

     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.


                Anniversary                               Percentage of Shares
                 of Date of                                  No Longer Subject
                   Grant                                       to Repurchase
                 ------------                              -------------------

               Date of Grant . . . . . . . . . . . . . . . . . .     20%
               First . . . . . . . . . . . . . . . . . . . . . .     40%
               Second. . . . . . . . . . . . . . . . . . . . . .     60%
               Third . . . . . . . . . . . . . . . . . . . . . .     80%
               Fourth. . . . . . . . . . . . . . . . . . . . . .    100%

The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;

               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).

     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.
     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.
     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.


                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE:

                                     /s/ William E. Mayer
                              __________________________________________
                                       William E. Mayer

                              Optionee's Address:

                                  172 Long Neck Point
                              __________________________________________
                                  Darien CT.  06820
                              __________________________________________

                              __________________________________________

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of JUNE 30, 1994, between Hambrecht & Quist Group, a California corporation (the "Company"), and WILLIAM E. MAYER (the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company as an outside Director and as an incentive for extraordinary efforts during such service:
     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (e) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (f) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (g) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (h) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.
     (i) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (j) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (k) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (l)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (m) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.

     (n)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (o) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (p)  "STOCK" shall mean the Common Stock of the Company.
     (q) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (r) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (s) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase TEN THOUSAND (10,000) Shares for the sum of ONE HUNDRED EIGHTY ONE THOUSAND DOLLARS ($18.10 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or

(ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on JUNE 29, 2001.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.

     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company.

Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under
Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.

                Anniversary                               Percentage of Shares
                 of Date of                                  No Longer Subject
                   Grant                                       to Repurchase
                 ------------                              -------------------

               Date of Grant . . . . . . . . . . . . . . . . . .     20%
               First . . . . . . . . . . . . . . . . . . . . . .     40%
               Second. . . . . . . . . . . . . . . . . . . . . .     60%
               Third . . . . . . . . . . . . . . . . . . . . . .     80%
               Fourth. . . . . . . . . . . . . . . . . . . . . .    100%


The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;
               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).
     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.
     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.


                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE:

                                 /s/ William E. Mayer
                              __________________________________________
                                        William E. Mayer

                              Optionee's Address:

                                  172 Long Neck Point
                              __________________________________________
                                  Darien CT.  06820
                              __________________________________________

                              __________________________________________

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of SEPTEMBER 1, 1995, between Hambrecht & Quist Group, a California corporation (the "Company"), and DAVID M. MCAULIFFE(the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Company's Board of Directors has established the Hambrecht & Quist Group 1985 Stock Option Plan in order to provide the employees and directors of the Company and its Subsidiaries with an opportunity to acquire Common Stock of the Company; and
     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:
     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "COMMITTEE" shall mean the Committee of the Board described in Section 3 of the Plan or, if none has been appointed, the full Board.
     (e) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (f) "EMPLOYEE" shall mean any individual who is an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of a Subsidiary.
     (g) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (h) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (i) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (j) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.

     (k) "PLAN" shall mean the Hambrecht & Quist Group 1985 Stock Option Plan, as in effect on the Date of Grant.
     (l) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (m) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (n) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (o)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (p) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.
     (q)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (r) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (s)  "STOCK" shall mean the Common Stock of the Company.
     (t) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (u) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (v) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase FIFTEEN THOUSAND (15,000) Shares for the sum of THREE HUNDRED TWENTY FOUR THOUSAND ($21.60 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.
     (b) STOCK OPTION PLAN. This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received and read.
     (c) TAX TREATMENT. This Option is a nonstatutory stock option and is not intended to qualify as an Incentive Stock Option.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or (ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on AUGUST 31, 2002.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under
Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.



                Anniversary                               Percentage of Shares
                 of Date of                                  No Longer Subject
                   Grant                                       to Repurchase
                 ------------                              -------------------

               Date of Grant . . . . . . . . . . . . . . . . . .     20%
               First . . . . . . . . . . . . . . . . . . . . . .     40%
               Second. . . . . . . . . . . . . . . . . . . . . .     60%
               Third . . . . . . . . . . . . . . . . . . . . . .     80%

               Fourth. . . . . . . . . . . . . . . . . . . . . .    100%



The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;

               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).

     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.
     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.

     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.
     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.


                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE:


                              __________________________________________

                              Optionee's Address:


                              __________________________________________

                              __________________________________________

                              __________________________________________

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of September 15, 1992, between Hambrecht & Quist Group, a California corporation (the "Company"), and Edmund H. Shea, Jr. (the "Optionee"),
                              W I T N E S S E T H:

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company as an outside Director and as an incentive for extraordinary efforts during such service:
     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (e) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (f) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (g) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (h) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.
     (i) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (j) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (k) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (l)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (m) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.

     (n)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (o) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (p)  "STOCK" shall mean the Common Stock of the Company.
     (q) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (r) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (s) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase TWO THOUSAND (2,000) Shares for the sum of SIXTEEN THOUSAND EIGHT HUNDRED TWENTY DOLLARS ($8.41 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or

(ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on SEPTEMBER 15,
1999.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.

     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company. Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.

                Anniversary                               Percentage of Shares
                 of Date of                                  No Longer Subject
                   Grant                                       to Repurchase
                 ------------                              -------------------

               Date of Grant . . . . . . . . . . . . . . . . . .     20%
               First . . . . . . . . . . . . . . . . . . . . . .     40%
               Second. . . . . . . . . . . . . . . . . . . . . .     60%
               Third . . . . . . . . . . . . . . . . . . . . . .     80%
               Fourth. . . . . . . . . . . . . . . . . . . . . .    100%

The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;

               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).

     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.
     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.
     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.



                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE: Edmund H. Shea, Jr.

                                  /s/ Edmund H. Shea, Jr.
                              __________________________________________

                              Optionee's Address:

                                  655 Brea Canyon Road
                              __________________________________________
                                  Walnut
                              __________________________________________
                                  California 91789
                              __________________________________________

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of June 30, 1994, between Hambrecht & Quist Group, a California corporation (the "Company"), and Edmund H. Shea (the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company as an outside Director and as an incentive for extraordinary efforts during such service:
     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (e) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (f) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (g) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (h) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.
     (i) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (j) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (k) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (l)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (m) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.

     (n)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (o) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (p)  "STOCK" shall mean the Common Stock of the Company.
     (q) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (r) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (s) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase two thousand (2,000) Shares for the sum of Thirty Six Thousand Two Hundred Dollars ($18.10 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or

(ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on June 29, 2001.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.

     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company.

Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under
Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.

                Anniversary                               Percentage of Shares
                 of Date of                                  No Longer Subject
                   Grant                                       to Repurchase
                 ------------                              -------------------

               Date of Grant . . . . . . . . . . . . . . . . . .     20%
               First . . . . . . . . . . . . . . . . . . . . . .     40%
               Second. . . . . . . . . . . . . . . . . . . . . .     60%
               Third . . . . . . . . . . . . . . . . . . . . . .     80%
               Fourth. . . . . . . . . . . . . . . . . . . . . .    100%


The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;

               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).

     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.
     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.


                              HAMBRECHT & QUIST GROUP


                              By:  ____________________________________
                                   Its: _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE:

                                  /s/ Edmund H. Shea, Jr.
                              __________________________________________

                              Optionee's Address:


                              __________________________________________
                                  655 Brea Canyon Road
                              __________________________________________
                                  Walnut, Calif. 91789
                              __________________________________________

                             HAMBRECHT & QUIST GROUP
                             1985 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT, entered into as of OCTOBER 1, 1994, between Hambrecht & Quist Group, a California corporation (the "Company"), and LAWRENCE J. STUPSKI (the "Optionee"),

                              W I T N E S S E T H:

     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the nonstatutory stock option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company as an outside Director and as an incentive for extraordinary efforts during such service:
     NOW, THEREFORE, it is agreed as follows:

SECTION 1.     DEFINITIONS.
     (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.
     (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
     (c)  "CODE" shall mean the Internal Revenue Code of 1954, as amended.
     (d) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this Option, which is the date as of which this Agreement is entered into.
     (e) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 2(a) hereof.
     (f) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option as described in Section 422A(b) of the Code.
     (g) "OPTION" shall mean the nonstatutory stock option granted under this Agreement.
     (h) "PARTIAL EXERCISE" shall mean an exercise with respect to less than all of the remaining Shares subject to this Option.
     (i) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.
     (j) "RESTRICTED SHARES" shall mean a Share which is subject to the Company's right of repurchase under Section 8 hereof.
     (k) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 9 hereof.
     (l)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
     (m) "SERVICE" shall mean service as an Employee or as a director of the Company or a Subsidiary.

     (n)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 13 hereof (if applicable).
     (o) "SHAREHOLDERS' AGREEMENT" shall mean the Shareholders' Agreement dated as of January 1, 1983 among all of the Company's shareholders.
     (p)  "STOCK" shall mean the Common Stock of the Company.
     (q) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation.
     (r) "TEST RATE" shall mean the lowest rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.
     (s) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

SECTION 2.     GRANT OF OPTION.
(a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the Option to purchase TEN THOUSAND (10,000) Shares for the sum of ONE HUNDRED EIGHTY THREE THOUSAND, EIGHT HUNDRED DOLLARS ($18.38 per Share), which is agreed to be 100% of the fair market value thereof on the Date of Grant.

SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
     Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 4.     RIGHT TO EXERCISE.
     (a) EXERCISABILITY. Subject to Subsection (b) below, this Option shall be exercisable in its entirety each year between October 1 and November 30, and at no other time, unless (i) one of the transactions described in Section 8(d)(i),
(ii) or (iii) occurs, in which case this Option becomes exercisable in its entirety immediately prior to the closing or the occurence of said transaction, or

(ii) the Optionee's death or termination of Service occurs, in which case the terms and conditions of Section 7 hereof shall apply. No Partial Exercise of this Option may be made for a number of Shares other than 100 Shares or a multiple thereof (without regard to adjustments).
     (b) SHAREHOLDERS' AGREEMENT. No part of this Option shall be exercisable unless the Optionee or his representative has delivered, or delivers contemporaneously with his notice of exercise, an executed signature page to the Shareholders' Agreement, to which he and his Shares shall become subject.

SECTION 5.     EXERCISE PROCEDURES.
     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this Option by giving written notice to the Secretary of the Company pursuant to Section 14(d) hereof. The notice shall specify the election to exercise this Option and the number of Shares for which it is being exercised. The notice may also request a form of payment other than cash under Sections 6
(b) or (c) hereof. The notice, along with a signature page to the Shareholders' Agreement and any other documentation required thereunder, shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Secretary of the Company, at the time of giving the notice, payment in a form which conforms to Section 6 hereof for the full amount of the Purchase Price. A copy of the Shareholders' Agreement, as amended, will be delivered to the Optionee promptly after receipt of notice.
     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise and accompanying documentation, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The certificate or certificates will be held by the Secretary of the Company pursuant to the terms of the Escrow Agreement signed as part of the Shareholders' Agreement.

SECTION 6.     PAYMENT FOR STOCK.
     (a)  PAYMENT IN CASH.  The entire Purchase Price may be paid in U.S.
Dollars.
     (b) SURRENDER OF STOCK. With the Committee's express consent and at its sole discretion, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.
     (c) PROMISSORY NOTE. With the Committee's express consent and at its sole discretion, and if the Optionee still qualifies as an Employee or as a director of the Company or a Subsidiary at the time of exercise, then all or part of the Purchase Price may be paid with a full-recourse promissory note executed by the Optionee. The term of such note shall be 60 months, and such note shall be payable in full within 90 days after the Optionee's Service terminates. Such note shall bear interest at a fixed rate equal to the Test Rate and shall be fully amortized with 60 payments of principal and interest. Such note may, at the option of the Committee, be repaid in full or in part by way of payroll deduction, and shall be secured by a pledge of the Shares being acquired.

SECTION 7.     TERM AND EXPIRATION.
     (a)  BASIC TERM.  This Option shall in any event expire on SEPTEMBER 30,
2001.
     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service (other than a discharge for cause or because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code);

               (iii) The time when the Optionee is notified (orally or in writing) that he or she is being discharged for cause; or

               (iv) The date six months after the termination of the Optionee's service as an Employee because the Optionee is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence. The balance of this Option shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or adminstrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.

     (c) DEATH OF OPTIONEE. If the Optionee dies in Service, then this Option shall expire on the earlier of the following dates:

               (i)  The expiration date determined pursuant to Subsection
                    (a) above; or

               (ii) The date six months after the Optionee's death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this Option directly from the Optionee by bequest or inheritance.
     (d) LEAVE OF ABSENCE. For purposes of this Section 7, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee).

SECTION 8.     THE COMPANY'S RIGHT OF REPURCHASE.
     (a) BASIC REPURCHASE RIGHT. All Shares purchased pursuant to this Agreement shall be subject to the terms and conditions of the Shareholders' Agreement. Except to the extent otherwise provided in Subsection (d), Shares purchased pursuant to this Agreement shall also be subject to a special right (but not an obligation) of repurchase by the Company which is in addition to whatever similar rights are provided under the Shareholders' Agreement. Shares subject to this special right of repurchase are referred to as "Restricted Shares." The per share repurchase price of the Restricted Shares shall be equal to the Exercise Price. The Optionee shall not transfer, assign, encumber, or otherwise dispose of any Restricted Shares.
     (b) CONDITION PRECEDENT TO EXERCISE. The Company's special right of repurchase shall be exercisable only during the 60-day period next following the later of (i) the date when the Optionee's Service terminates for any reason, with or without cause, or (ii) the date when the Optionee purchases the Restricted Shares. The determination of whether or when the Optionee's Service has terminated shall be made by the Committee in its sole and absolute discretion.
     (c) EXERCISE OF REPURCHASE RIGHT. The Company's right of repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall indicate the number of Restricted Shares to be repurchased and the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, if in the possession or under the control of the Optionee, prior to the close of business on the date specified for the repurchase, be delivered to the Secretary of the Company.

Each certificate shall be properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee an amount equal to the Exercise Price multiplied by the number of the Restricted Shares to be repurchased. Payment shall be made, first, by the discharge of any outstanding indebtedness (principal plus accrued but unpaid interest) under any promissory note used by the Optionee to pay for the Restricted Shares under
Section 6 (c) hereof and, second, in cash or cash equivalents. The Company's right of repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Section 8 (c).
     (d) PHASE-OUT OF REPURCHASE RIGHT. On and after each date specified in the following schedule, the Company's special right of repurchase under this Agreement shall terminate and shall not be exercisable with respect to that number of Shares purchased pursuant to this Agreement which does not exceed the percentage set forth opposite such date multiplied by the total number of Shares subject to this Option.

                Anniversary                               Percentage of Shares
                 of Date of                                  No Longer Subject
                   Grant                                       to Repurchase
                 ------------                              -------------------

               Date of Grant . . . . . . . . . . . . . . . . . .     20%
               First . . . . . . . . . . . . . . . . . . . . . .     40%
               Second. . . . . . . . . . . . . . . . . . . . . .     60%
               Third . . . . . . . . . . . . . . . . . . . . . .     80%
               Fourth. . . . . . . . . . . . . . . . . . . . . .    100%

The termination and phase-out of the Company's special repurchase right will have no effect on any rights the Company may have (as to repurchase or otherwise) under the Shareholders' Agreement, which will continue in full force and effect.
     The foregoing notwithstanding, the Company's special right of repurchase shall terminate with respect to all Shares subject to this Option immediately prior to the closing or occurance of any of the following transactions or events:

               (i) A merger or other reorganization (within the meaning of Section 181 of the California
                         Corporations Code) in which the Company is not the surviving entity;

               (ii) The transfer of more than 50% of the Company's voting power to one person or to a group of affiliated persons, whether in one transaction or in a series of related transactions;
               (iii) The sale of all or substantially all of the Company's assets;

               (iv)      The Optionee's death; or

               (v) The Optionee is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code).

     (e) ESTABLISHMENT OF ESCROW. In conformance with the terms of the Shareholders' Agreement and in order to facilitate the exercise of the Company's special right of repurchase, the Optionee shall, concurrently with the exercise of this Option, execute joint escrow instructions prescribed by the Committee. The Optionee shall also deliver to and deposit with the designated escrow agent the certificate(s) for any Restricted Shares, except as provided in any security agreement executed under Section 6(c) hereof. As long as the Company retains any right of repurchase (special or otherwise), the Optionee shall deliver to such escrow agent, promptly upon receipt, any additional securities or other property (including money paid other than as a cash dividend) distributed with respect to any Restricted Shares, except as provided in any such security agreement. Any certificate(s) delivered into escrow shall be accompanied by an assignment of stock powers properly endorsed by the Optionee.
     (f) CANCELLATION OF SHARES. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
     (g) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, adjustment in conversion ratio, recapitalization or similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Company's special right of repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the special right of repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

     (h) LEGEND. All certificates representing Restricted Shares shall be endorsed with the following legend:

     SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY SPECIAL REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     (i) BINDING EFFECT. The Company's special right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any representative, executor, administrator, heir or legatee of the Optionee.

SECTION 9.     THE COMPANY'S RIGHT OF FIRST REFUSAL.
     In the event that the Optionee or a Transferee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal set forth in Section 4 of the Shareholders' Agreement.

SECTION 10.    LEGALITY OF INITIAL ISSUANCE.
     No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of state, federal or foreign law has been satisfied.

SECTION 11.    NO REGISTRATION RIGHTS.
     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 12.    RESTRICTIONS ON TRANSFER OF SHARES.
     (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
     (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.
     (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are set forth in the Shareholders' Agreement or which are deemed necessary or appropriate by the Company and its counsel.
     (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the restrictive legends set forth in Section 10 of the Shareholders' Agreement (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law).
     (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 12 shall be conclusive and binding on the Optionee and all other persons.

SECTION 13.    SHARES AND ADJUSTMENTS.
     (a) ADJUSTMENT. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares or declaration of stock dividends, the total number and/or kind of Shares for the purchase of which Options may be granted under the Plan, and the number and/or kind of Shares as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Committee. Notwithstanding the foregoing, the 100-share minimum for partial exercise under Section 4(a) hereof shall not change as a result of any such adjustment unless the outstanding Shares are exchanged for or changed into other securities of the Company or another corporation. Any such adjustment of an outstanding Option shall be made without a change in the total Exercise Price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per Share. Any such adjustment under this Section 13 shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.
     (b) ADMINISTRATION. All such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

SECTION 14.    MISCELLANEOUS PROVISIONS.
     (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold Federal, state, local or foreign taxes as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this Option.
     (b) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

     (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee or director. The Company reserves the right to terminate the Optionee's Service at any time, with or without cause.
     (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.
     (e) ENTIRE AGREEMENT. This Agreement, the Plan and the Shareholders' Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.
     (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf of its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.


                              HAMBRECHT & QUIST GROUP


                              By:  /s/ Raymond J. Minehan
                                   ____________________________________
                                   Its: Chief Financial Officer
                                        _______________________________

                                   One Bush Street
                                   San Francisco, California 94104


                              OPTIONEE:

                              __________________________________________

                              Optionee's Address:

                                  7 Via Paraiso East
                              __________________________________________
                                  Tibernon CA 94920
                              __________________________________________

                              __________________________________________